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                                                                   Exhibit 10(y)


                                IRREVOCABLE PROXY

                  The undersigned, Fifth Avenue Group, LLC, a New York limited liability company (the "Undersigned"), hereby irrevocably appoints Leon Tempelsman and Maurice Tempelsman, or either of them, each with the power to instruct another individual how to vote this proxy, proxy for the Undersigned (the "Proxy Holder"), to appear and vote 1,180,000 shares of common stock, par value $1.00 per share ("Common Stock"), of Lazare Kaplan International Inc., a Delaware corporation ("LKI"), to be purchased directly from LKI on February 11, 2002 pursuant to a Stock Purchase Agreement, dated as of January 18, 2002, between the Undersigned and LKI, together with any other shares of any class of LKI that may be received as a stock dividend thereon or that may result from a stock split or combination affecting the Common Stock of LKI, to the same extent which the Undersigned would be entitled to vote if personally present, at any Special Meeting or Annual Meeting of Stockholders of LKI, and at any adjournments thereof and including any action taken by written consent of stockholders.

                  This proxy is an irrevocable proxy coupled with an interest and shall also constitute a power of attorney with respect to the execution of any documentation in connection with a vote, consent or approval of the holders of common stock of the LKI. The Undersigned covenants and agrees to execute all such further documents and instruments, including without limitation, specific written consents of stockholders and replacements renewing this proxy, throughout the term of this power at the request of LKI.

                  This proxy shall expressly be binding upon the successors and assigns of the Undersigned.

                  This proxy shall be effective until the earlier of (i) the eight year anniversary of the date of this proxy or (ii) the date on which neither Leon Tempelsman ("LT") nor Maurice Tempelsman ("MT") shall be the chief executive officer or the President or the Chairman of LKI possessing managerial control over the operations of LKI, subject to the direction of the Board of Directors of LKI or (iii) the date on which the aggregate number of shares of common stock of LKI of which LT and/or MT is the Beneficial Owner (exclusive of the shares covered by this proxy) shall be less than the aggregate number of shares of common stock of which the Undersigned is the Beneficial Owner.

                  As used in the immediately preceding paragraph, the term "Beneficial Owner" means a "beneficial owner" within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934. An executive officer of LKI other than LT or MT shall determine the number of shares of common stock of LKI of which each of the Undersigned, LT and MT is the Beneficial Owner based on ownership reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (subject to the exclusion contained in the immediately preceding paragraph), and such determination, in the absence of manifest error,



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shall be final and binding on the Undersigned, LT and MT.

                  IN WITNESS WHEREOF, the undersigned has executed this, proxy
and power of attorney the      day of February 2002.



FIFTH AVENUE GROUP, LLC

By:
   ------------------------------------
      Name: Matthew Fortgang
      Title:   Member



STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )


                  On this      day of February, 2002, before me, the
undersigned, personally appeared Matthew Fortgang, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                       ------------------------
                                           Notary Public










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